CPG Vintage Access Fund, LLC

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Investment Funds - 91.86%	Geographic Region	Cost	Fair Value
Ares Private Credit Solutions, L.P.[a]	North America	$6,615,074	$6,659,072
Blackstone Tactical Opportunities Fund III, L.P.[a]	North America	2,138,315	1,742,351
Carlyle Structured Credit Fund, L.P.[a]	North America	7,009,656	7,072,448
Cowen Healthcare Investments II L.P.[a,b]	North America	3,248,476	3,851,178
GSO Credit Alpha Fund II L.P.[a]	North America	6,385,797	6,672,518
INVESCO Venture Alpha Fund, L.P. [a,b]	North America	9,642,299	10,438,443
KKR Health Care Strategic Fund L.P.[a,b]	North America	2,869,517	3,817,015
NB Select Opportunities Fund L.P.[a]	North America	13,334,477	14,658,871
North Haven Expansion Equity L.P.[a]	North America	6,879,356	6,113,416
North Haven Expansion Equity Opprtunity Fund L.P.[a]	North America	2,063,009	1,738,311
Trilantic Capital Partners VI L.P.[a]	North America	4,756,827	4,240,888
Warburg Pincus Financial Sector, L.P.[a,b]	North America	4,852,750	4,450,326
Total Investment Funds		$69,795,553	$71,454,837

Total Investments - 91.86%			$71,454,837
Other assets in excess of liabilities - 8.14%			6,328,830
Net Assets - 100%			$77,783,667

[a]	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale.
[b]	Non-income producing security

See accompanying notes to schedule of investments.

The following is a summary of significant accounting policies followed by the CPG Vintage Access Fund, LLC (the “Fund”) in the preparation of its Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active

•	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value as a practical expedient.

The private capital Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The net asset value (“NAV”) of the Fund is determined by, or at the direction of, Central Park Advisers, LLC (the “Adviser”) as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Fund’s Board of Directors (the “Board”). The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a quarterly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place and subscription and redemption activity. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $71,454,837 that are excluded from the fair value hierarchy as of June 30, 2019 in accordance with ASU 2015-07.